Exhibit 99.1

Slide:    1 Title:   13th Annual Investor Conference May 23, 2012

Slide:    2         Please read the following information before reviewing the information contained herein: This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All statements other than statements of historical fact are “forward –looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, plans and objectives of management for future operations, developments regarding our capital plans and other similar forecasts and statements of expectation and statements of assumption underlying any of the foregoing. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: failure to maintain adequate levels of capital and liquidity to support our operations; the effect of regulatory orders we have entered into and potential future supervisory action against us or Hanmi Bank; general economic and business conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for Hanmi Bank to declare dividends to Hanmi Financial; adequacy of our allowance for loan losses, credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to control expenses; and changes in securities markets. In addition, we set forth certain risks in our reports filed with the U.S. Securities and Exchange Commission (“SEC”), including, in Item 1A of our Form 10K for the year ended December 31, 2011, and in current and periodic reports that we will file with the SEC hereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law. Title:     Forward Looking Statement  Disclaimer   2

Slide:    3 Title:  Vision Other Placeholder:    At Hanmi Bank we are committed to being regarded as the "quality and market leader in the banking industry, thereby becoming the first choice of employees, customers and shareholders." Established in 1982, Hanmi Bank was founded to serve the Korean-American Community. Since then, we have grown into one of the largest, premier Korean-American Banks in the United States. We believe in being a bank that gives happiness, a bank which makes contributions to the community, a bank that is loved, and a bank that is there for you. In other words, we will be the best bank, "THE Bank of Choice." Other Placeholder:      3

Slide:    4 Title:  Investment Highlights Other Placeholder:          Oldest and second largest  Korean-American bank in the U.S.Attractive target market demographicsPremier deposit franchise and commercial banking platformAggressive problem asset resolution  and significantly improved credit profileSix consecutive quarters of profitabilityTrading  at $9.93, or 107% of tangible book value  on May 14, 2012 4         Please refer to the Non-GAAP reconciliation for Pre-Tax Pre-Provision Income at the end of this presentation

Slide:    5 Title:  Premier Korean-American Bank in the U.S. Other Placeholder:          Hanmi Bank is the oldest Korean-American franchise in the U.S., celebrating its 30th anniversary in 2012#2 market share among Korean-American banks in California, which is the largest Korean-American market in the U.S.Specializes in commercial, SBA and trade finance lending Operates 27 branches in Los Angeles, Orange, San Bernardino, San Francisco, Santa Clara and San Diego counties     CA Korean-American Deposit Market Share(1)        Source: SNL Financial based on June 30, 2011 data;  BBCN Bank is total of Center Financial and NARA data.(1) Market share among all Korean-American banks with deposits in California.        5

Slide:    6 Title:  Korean-American Banking Opportunity Other Placeholder:      Large Korean-American population in the U.S. with concentration in key marketsLos Angeles is home to the largest Korean-American population in the U.S. Other key markets include New York, New Jersey,  Chicago, Texas, Seattle and AtlantaContinuing influx of Korean immigrants and funds from the ratification of the Visa Waiver Program and Korea's liberal foreign investment policiesBusiness ownership among Korean-Americans is 60% greater than the national average(1)Aging of first generation Korean-Americans creates substantial fee-based revenue opportunities: retirement planning and wealth managementRatified  the Free Trade Agreement  between the U.S. and Korea on March 15, 2012, which may bolster trade between the two countries and  provide opportunities for increased trade finance lending     6         (1) U.S. Census and Marcus Noland Paper “The Impact of Korean Immigration to the U.S. Economy.”

Slide:    7 Title:  2012 Developments Other Placeholder:    Hanmi’s 1Q12 earnings were its sixth consecutive profitable quarter, earning 10.21% ROE while maintaining a 10.55% tangible equity ratioContinued core earnings expansion for the quarterNIM increased 3bps to 3.69% in 1Q12Efficiency ratio(1)  declined to 66.56% from 69.03% Dramatically improved credit qualityNPAs declined 60% to $51.4 million year-over-yearNPL outflows, driven by note sales and principal paydowns, declined to 2.54% of gross loansReserves / NPLs increased to 161.4% from 100.9% a year agoOther Placeholder:     7         Source: Derived from Company’s 10-Q and earnings release.(1) Calculated as noninterest expense / (net interest income + noninterest income).

Slide:    8 Other Placeholder:          Earned $7.3 million, or $0.23 per diluted share in 1Q12Return on Assets was 1.08% in 1Q12Return on Equity was 10.21% in 1Q12 Return on Tangible Equity was 10.38% in 1Q12Operating efficiencies improved with total overhead costs down 11% year –over year          Title:   Six Consecutive Quarter of Profitability Other Placeholder: 8         Please refer to the Non-GAAP reconciliation for Tangible Equity to Tangible Assets  at the end of this presentation

 Slide:   9 Title:  Improving Operating Efficiency          Source: Derived from Company’s 10-K, 10-Q’s and earnings releases.(1) Calculated as noninterest expense / (net interest income + noninterest income).  See news release of 1/19/2012  for reconciliation of non-GAAP financial measures. Other Placeholder:         9 Other Placeholder:          Downward trend in efficiency ratio due to continued alignment of expense base to revenuesCurrent platform will benefit from improvements  driven by:Revenue growthLower overhead expensesElimination of non-recurring chargesReturning non-performing assets to productive status

Slide:    10 Title: Improving Deposit Mix Other Placeholder:          10

Slide:    11 Title: Diversified Loan Portfolio    Source: Derived from Company’s 10-K and 10-Q filings.       Cost of deposits declined to 90 bps in 4Q11 from 266 bps four years ago Other Placeholder:          11

Slide:    12 Title: Commercial RE Portfolio       Source: Derived from Company’s 10-K and 10-Q filings.       Cost of deposits declined to 90 bps in 4Q11 from 266 bps four years ago Other Placeholder:          12

Slide:    13 Title: Dramatic Credit Improvement Other Placeholder:    Hanmi has aggressively managed its problem assets in the past two yearsExecuted note sales rather than time consuming and labor intensive foreclosuresThis aggressive asset resolution strategy has resulted in a 82% and 62% decline in NPAs and classified loans, respectively, from peak levels NPAs declined 59.6% year-over-year to $51.5 million or 1.86% of total assets, from $127.4 million, or 4.42% of total assets a year ago.  Classified  loans at March 31, 2012, was $229.4 million,  down 48% from  $443.6  million at December 31, 2010.Other Placeholder:    13        Source: Derived from Company’s 10-K and 10-Q’s.(Classified loans are adjusted for $24.5 million NPLs current on payments and $10.2 million SBA-guaranteed NPLs.

Slide:    14 Title: Conservatively Marked Portfolio Other Placeholder:          As of 1Q12, NPLs have been charged down to 73% of original principal balancesNet of specific reserves, NPLs are being carried at approximately 63% of original principal balancesHanmi has sold approximately $232 million of NPLs at 66% of original principal balances in the past eight quarters         Source: Derived from Company’s  Data.(1) Original principal balance excludes loan pay downs.        14

 Slide:   15 Title: Strong Reserves Other Placeholder:     Reserves / NPLs of 161% is significantly  higher than national averagesReserves / Gross Loans of 4.1% is also much higher than average of 3.02% of reserves held by US Banks and the 2.15% of banks with assets of $1 to $5 billion   Source: Company data derived from 10-K and 10-Q filings. Peer data from SNL Financial.    15

Slide:    16 Title: Improving Asset Quality

Slide:    17 Title: Improving Classified Assets Other Placeholder:    17

Slide:    18 Title: Strategic Objectives Other Placeholder: Focus on Resolving Regulatory OrdersRecent lifting of final order and replacing with MOU by the DFI.Expand ProfitabilityRedeploy excess liquidity Continue to expand NIM Improve efficiency ratioPursue Growth OpportunitiesLeverage long-term reputation with community to attractive  new and former customers.Other Placeholder:       18

Slide:    19 Title: Capitalization Other Placeholder:      In November, raised new capital of $77.1 million in net proceeds, further solidifying its balance sheetIssued 12.6 million shares (adjusted for a 1-for-8 reverse split) The Bank’s tangible common equity to tangible assets ratio at March 31, 2012, was 12.71% up from 12.48% at December 31, 2011At the holding company level, the tangible common equity ratio was 10.55%Improving credit metrics, 6 quarters of profitability and earnings stabilization should permit the reversal of the deferred tax asset reserve by end 2012Tangible book value was $9.28 per share  19

Slide:    20 Title: Investment Highlights Other Placeholder:          Oldest and second largest Korean American bank in the U.S.Well positioned branch network  in Southern California’s Korean American neighborhoods.Premier deposit franchise and commercial  banking platformAggressive problem asset resolution resulting in significantly improved credit profileSubstantial capital position and reservesSix consecutive quarters of profitabilityTrading  at $9.93, or 107% of tangible book value  on May  14 2012      20        Please refer to the Non-GAAP reconciliation for Tangible Equity to Tangible Assets  at the end of this presentation

Slide:    21 Title: Non-GAAP Reconciliation Other Placeholder:        21 HANMI FINANCIAL CORPORATION AND SUBSIDIARIES NON-GAAP FINANCIAL MEASURES (UNAUDITED) PRE-TAX PRE-PROVISION INCOME ($ in thousands) 3/31/2012 12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010 Net Income 7,341 $ 5,506 $ 4,203 $ 8,001 $ 10,437 $ 5,312 $ Add Provision for Income Taxes 79 27 (18) 605 119 (23) Pre-Tax Income 7,420 5,533 4,185 8,606 10,556 5,289 Add Provision for Loan Losses 2,000 4,000 8,100 - - 5,000 Pre-Tax Pre Provision Income 9,420 $ 9,533 $ 12,285 $ 8,606 $ 10,556 $ 10,289 $

Slide:    22 Title: Non-GAAP Reconciliation Other Placeholder:       22 HANMI FINANCIAL CORPORATION AND SUBSIDIARIES NON-GAAP FINANCIAL MEASURES (UNAUDITED) TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS RATIO 3/31/2012 12/31/2011 3/31/2011 Total Assets 2,771,471 $ 2,744,824 $ 2,879,666 $ Less Other Intangible Assets (1,462) (1,533) (2,015) Tangible Assets 2,770,009 $ 2,743,291 $ 2,877,651 $ Total Stockholders' Equity 293,718 $ 285,608 $ 184,051 $ Less Other Intangible Assets (1,462) (1,533) (2,015) Tangible Stockholders' Equity 292,256 $ 284,075 $ 182,036 $ Total Stockholders' Equity to Total Assets Ratio 10.60% 10.41% 6.39% Tangible Common Equity to Tangible Assets Ratio 10.55% 10.36% 6.33% Common Shares Outstanding 31,489,201 31,489,201 18,907,299 Tangible Common Equity Per Common Share 9.28 $ 9.02 $ 9.63 $ HANMI BANK NON-GAAP FINANCIAL MEASURES (UNAUDITED) TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS RATIO 3/31/2012 12/31/2011 3/31/2011 Total Assets 2,766,780 $ 2,739,577 $ 2,872,804 $ Less Other Intangible Assets (3) (34) (303) Tangible Assets 2,766,777 $ 2,739,543 $ 2,872,501 $ Total Stockholders' Equity 351,677 $ 342,023 $ 261,639 $ Less Other Intangible Assets (3) (34) (303) Tangible Stockholders' Equity 351,674 $ 341,989 $ 261,336 $ Total Stockholders' Equity to Total Assets Ratio 12.71% 12.48% 9.11% Tangible Common Equity to Tangible Assets Ratio 12.71% 12.48% 9.10%